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                                                               EXHIBIT 10(xxiii)


                                 AMENDMENT NO. 5
                                     TO THE
                       KULICKE AND SOFFA INDUSTRIES, INC.
                    1998 EMPLOYEE INCENTIVE STOCK OPTION AND
                         NON-QUALIFIED STOCK OPTION PLAN


            WHEREAS, Kulicke and Soffa Industries, Inc. (the "Company") established the Kulicke and Soffa Industries, Inc. 1998 Employee Incentive Stock Option and Non-Qualified Stock Option Plan (the "Plan"), effective November 11, 1998, and amended the Plan on four occasions thereafter, including an amendment to adjust the number of shares to reflect a stock split pursuant to resolutions of the Compensation Committee of the Company;

            WHEREAS, Section 9 of the Plan provides that, subject to certain inapplicable limitations, the Board of Directors of the Company may amend the Plan at any time; and

            WHEREAS, the Company desires to amend the Plan to provide the Company with greater flexibility in setting the vesting criteria applicable to options granted thereunder;

            NOW, THEREFORE, effective as of October 2, 2001, Section 6(b)(4)(A) of the Plan is hereby amended to read as follows:

                  (4) EXERCISE.

                        (A) GENERAL. Options shall be exercisable in such installments, on such dates, and/or upon fulfillment of such other conditions as the Committee may specify, provided that:



            IN WITNESS WHEREOF, Kulicke and Soffa Industries, Inc. has caused this Amendment No. 5 to be executed this ____ day of _______________, 2001.

[Seal]                                    KULICKE AND SOFFA INDUSTRIES, INC.



Attest:                                   By:
       -----------------------------         -----------------------------------


                                          Date:
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